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                          AMENDED AND RESTATED GUARANTY



         AMENDED AND RESTATED GUARANTY ("GUARANTY") dated as of January 31, 1997, made by the undersigned (the "GUARANTOR") in favor of The Chase Manhattan Bank and/or any of its subsidiaries or affiliates (individually or collectively, as the context may require, the "BANK").

         PRELIMINARY STATEMENTS: The Bank has entered into an arrangement with
G. ARTHUR SEELBINDER AND KATHLEEN W. HAMMER (together, the "BORROWER") providing for extensions of credit to the Borrower, which arrangement is evidenced by that certain Grid Time Promissory Note (Eurodollar/Prime Rate) dated of even date herewith in the maximum principal amount outstanding at any one time of $6,250,000 made by Borrower payable to the order of Bank, which extension of credit may include, but shall not limited to, the making of advances, entering into Eurodollar contracts, or any other kind of contract or agreement under which the Borrower may be indebted to the Bank in any manner in connection with such credit facility (all of the foregoing agreements or arrangements and any modifications, renewals, extensions or substitutions thereof or therefor being the "FACILITIES" and any writing evidencing, supporting or securing a Facility, including but not limited to this Guaranty, as the same may be modified, amended, supplemented and restated from time to time being a "FACILITY DOCUMENT"). Borrower owns a substantial amount of the stock or other ownership interests of Guarantor which, if sold in bulk, would have severe negative consequences on the market price for Guarantor's stock.

         THEREFORE, in order to induce the Bank to extend credit or give financial accommodation under the Facilities, the Guarantor agrees as follows:

                  1. GUARANTY OF PAYMENT. The Guarantor unconditionally and irrevocably guarantees to the Bank the punctual payment of all sums now owing or which may in the future be owing by the Borrower under the Facilities, when the same are due and payable, whether on demand, at stated maturity, by acceleration or otherwise, and whether for principal, interest, fees, expenses, indemnification or otherwise ("LIABILITIES"). The Liabilities include, without limitation, interest accruing after the commencement of a proceeding under bankruptcy, insolvency or similar laws of any jurisdiction at the rate or rates provided in the Facility Documents as well as the reasonable fees and expenses of counsel to the Bank incurred in connection with any litigation, mediation, arbitration, bankruptcy or insolvency proceeding and any appeals therefrom and any negotiations or settlements in connection therewith or in contemplation thereof. Except as expressly hereinafter provided, this Guaranty is a guaranty of payment and not of collection only and the Bank shall not be required to exhaust any right or remedy or take any action against the Borrower or any other person or entity or any collateral. Notwithstanding the foregoing, upon the occurrence of a default under the Facility Documents, including, without limitation, the failure of the Borrower to pay the Liabilities at the scheduled maturity date (but excluding a default by the Guarantor under this Guaranty), Bank agrees as follows:

                  (a) Bank shall provide notice any of such default to Guarantor and shall permit Guarantor to cure Borrower's default so long as such cure occurs


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                           prior to the expiration of any applicable grace
                           period under the Facility Documents.

                  (b) If the default is not cured by Borrower or Guarantor within the applicable cure period, Bank shall permit Guarantor a period of five business days in which to purchase from Bank the shares of Guarantor's stock pledged by Borrower pursuant to the Collateral Agreement (Direct) of even date herewith ("SECURITIES") for a purchase price per share equal to the market price at the close of trading on the day the notice of default is sent or, if higher, the then-current market price prior to Bank selling the Securities to any other party.

                  (c) If after the expiration of the five-day period Guarantor does not purchase the Securities, Bank shall diligently pursue in good faith the sale of the Securities in a commercially reasonable manner.

                  (d) If the Bank in good faith has been unable to liquidate the Securities within ninety (90) days following the occurrence of such default, then, in such event, or if any such sale does not result in sufficient proceeds to fully pay the Liabilities, Bank may call upon the Guarantor to pay any outstanding Liabilities in accordance with the terms of this Guaranty, or to pursue such other remedies as may be available to Bank, all in Bank's discretion.

                  (e) If the Securities are liquidated, Bank shall apply the proceeds of the same first toward payment of any indebtedness outstanding with respect to the Facilities and the Facility Documents.

Notwithstanding the foregoing, if Guarantor defaults under any credit agreement to which it is a party during the pendency of an uncured default under the Facility Documents, Bank may proceed directly against Guarantor under this Guaranty without first proceeding against the Securities. The Guarantor agrees that, as between the Guarantor and the Bank, the Liabilities may be declared to be due and payable for the purposes of this Guaranty notwithstanding any stay, injunction or other prohibition which may prevent, delay or vitiate any declaration as regards the Borrower and that in the event of a declaration or attempted declaration, the Liabilities shall immediately become due and payable by the Guarantor for the purposes of this Guaranty.

         2. GUARANTY ABSOLUTE. The Guarantor guarantees that the Liabilities shall be paid strictly in accordance with the terms of the Facilities. The liability of the Guarantor under this Guaranty is absolute and unconditional irrespective of: (a) any change in the time, manner or place of payment of, or in any other term of, all or any of the Facility Documents or Liabilities, or any other amendment or waiver of or any consent to departure from any of the terms of any Facility Document or Liability (provided that Bank shall not extend the credit facility evidenced by the Facility Documents beyond the first anniversary thereof without the prior written consent of the Guarantor); (b) any release or amendment or waiver of, or consent to departure from, any other guaranty or support document, or any exchange, release or non-perfection of any collateral, for all or any of the Facility Documents or Liabilities; (c) any present or future law,


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regulation or order of any jurisdiction (whether of right or in fact) or of any agency thereof purporting to reduce, amend, restructure or otherwise affect any term of any Facility Document or Liability; (d) without being limited by the foregoing, any lack of validity or enforceability of any Facility Document or Liability; and (e) any other defense, setoff or counterclaim whatsoever with respect to the Facility Documents or the transactions contemplated thereby which might constitute a defense available to, or discharge of, the Borrower or a guarantor.

         3. GUARANTY IRREVOCABLE. This Guaranty is a continuing guaranty of all Liabilities now or hereafter existing under the Facilities and shall remain in full force and effect until payment in full of all Liabilities and other amounts payable under this Guaranty and until the Facilities are no longer in effect or, if earlier, when the Guarantor has given the Bank written notice that this Guaranty has been revoked; PROVIDED that any notice under this Section shall not release the Guarantor from any Liability, absolute or contingent, existing prior to the Bank's actual receipt of the notice at its branches or departments responsible for the Facilities.

         4. REINSTATEMENT. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Liabilities is rescinded or must otherwise be returned by the Bank on the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though the payment had not been made.

         5. SUBROGATION. The Guarantor shall not exercise any rights which it may acquire by way of subrogation, by any payment made under this Guaranty or otherwise, until all the Liabilities have been paid in full and the Facilities are no longer in effect. If any amount is paid to the Guarantor on account of subrogation rights under this Guaranty at any time when all the Liabilities have not been paid in full, the amount shall be held in trust for the benefit of the Bank and shall be promptly paid to the Bank to be credited and applied to the Liabilities, whether matured or unmatured or absolute or contingent, in accordance with the terms of the Facilities. If the Guarantor makes payment to the Bank of all or any part of the Liabilities and all the Liabilities are paid in full and the Facilities are no longer in effect, the Bank shall, at the Guarantor's request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Liabilities resulting from the payment.

         6. SUBORDINATION. Without limiting the Bank's rights under any other agreement, any liabilities owed by the Borrower to the Guarantor in connection with any extension of credit or financial accommodation by the Guarantor to or for the account of the Borrower, including but not limited to interest accruing at the agreed contract rate after the commencement of a bankruptcy or similar proceeding, are hereby subordinated to the Liabilities, and such liabilities of the Borrower to the Guarantor, if the Bank so requests, shall be collected, enforced and received by the Guarantor as trustee for the Bank and shall be paid over to the Bank on account of the Liabilities but without reducing or affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

         7. PAYMENTS GENERALLY. All payments by the Guarantor shall be made in the manner, at the place and in the currency (the "PAYMENT CURRENCY") required by the Facility Documents; PROVIDED, HOWEVER, that (if the Payment Currency is other than U.S. dollars) the Guarantor may, at its option (or, if for any reason whatsoever the Guarantor is unable to effect


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payments in the foregoing manner, the Guarantor shall be obligated to) pay to the Bank at its principal office the equivalent amount in U.S. dollars computed at the selling rate of the Bank or a selling rate chosen by the Bank, most recently in effect on or prior to the date the Liability becomes due, for cable transfers of the Payment Currency to the place where the Liability is payable. In any case in which the Guarantor makes or is obligated to make payment in U.S. dollars, the Guarantor shall hold the Bank harmless from any loss incurred by the Bank arising from any change in the value of U.S. dollars in relation to the Payment Currency between the date the Liability becomes due and the date the Bank is actually able, following the conversion of the U.S. dollars paid by the Guarantor into the Payment Currency and remittance of such Payment Currency to the place where such Liability is payable, to apply such Payment Currency to such Liability.

         8. CERTAIN TAXES. The Guarantor further agrees that all payments to be made hereunder shall be made without setoff or counterclaim and free and clear of, and without deduction for, any taxes, levies, imposts, duties, charges, fees, deductions, withholdings or restrictions or conditions of any nature whatsoever now or hereafter imposed, levied, collected, withheld or assessed by any country or by any political subdivision or taxing authority thereof or therein ("TAXES"). If any Taxes are required to be withheld from any amounts payable to the Bank hereunder, the amounts so payable to the Bank shall be increased to the extent necessary to yield to the Bank (after payment of all Taxes) the amounts payable hereunder in the full amounts so to be paid. Whenever any Tax is paid by the Guarantor, as promptly as possible thereafter, the Guarantor shall send the Bank an official receipt showing payment thereof, together with such additional documentary evidence as may be required from time to time by the Bank.

         9. REMEDIES GENERALLY. The remedies provided in this Guaranty are cumulative and not exclusive of any remedies provided by law.

         10. SETOFF. The Guarantor agrees that, in addition to (and without limitation of) any right of setoff, banker's lien or counterclaim the Bank may otherwise have, the Bank shall be entitled, at its option, to offset balances (general or special, time or demand, provisional or final) held by it for the account of the Guarantor at any of the Bank's offices, in U.S. dollars or in any other currency, against any amount payable by the Guarantor under this Guaranty which is not paid when due (regardless of whether such balances are then due to the Guarantor), in which case it shall promptly notify the Guarantor thereof; PROVIDED that the Bank's failure to give such notice shall not affect the validity thereof.

         11. FORMALITIES. The Guarantor waives presentment, notice of dishonor, protest, notice of acceptance of this Guaranty or incurrence of any Liability and any other formality with respect to any of the Liabilities or this Guaranty.

         12. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Guaranty, nor consent to any departure by the Guarantor therefrom, shall be effective unless it is in writing and signed by the Bank, and then the waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Bank to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver or preclude any other or further exercise thereof or the exercise of any other right.



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         13. EXPENSES. The Guarantor shall reimburse the Bank on demand for all costs, expenses and charges (including without limitation fees and charges of external legal counsel for the Bank and costs allocated by its internal legal department) incurred by the Bank in connection with the preparation, performance or enforcement of this Guaranty. The obligations of the Guarantor under this Section shall survive the termination of this Guaranty.

         14. ASSIGNMENT. This Guaranty shall be binding on, and shall inure to the benefit of the Guarantor, the Bank and their respective successors and assigns; PROVIDED that the Guarantor may not assign or transfer its rights or obligations under this Guaranty. Without limiting the generality of the foregoing: (a) the obligations of the Guarantor under this Guaranty shall continue in full force and effect and shall be binding on the estate of the Guarantor; and (b) the Bank may assign, sell participations in or otherwise transfer its rights under the Facilities to any other person or entity, and the other person or entity shall then become vested with all the rights granted to the Bank in this Guaranty or otherwise.

         15. CAPTIONS. The headings and captions in this Guaranty are for convenience only and shall not affect the interpretation or construction of this Guaranty.

         16. GOVERNING LAW, ETC. THIS GUARANTY SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. THE GUARANTOR CONSENTS TO THE NONEXCLUSIVE JURISDICTION AND VENUE OF THE STATE OR FEDERAL COURTS LOCATED IN THE CITY OF NEW YORK. SERVICE OF PROCESS BY THE BANK IN CONNECTION WITH ANY SUCH DISPUTE SHALL BE BINDING ON THE GUARANTOR IF SENT TO THE GUARANTOR BY REGISTERED MAIL AT THE ADDRESS SPECIFIED BELOW OR AS OTHERWISE SPECIFIED BY THE GUARANTOR FROM TIME TO TIME. THE GUARANTOR WAIVES ANY RIGHT THE GUARANTOR MAY HAVE TO JURY TRIAL IN ANY ACTION RELATED TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY AND FURTHER WAIVES ANY RIGHT TO INTERPOSE ANY COUNTERCLAIM RELATED TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY SUCH ACTION. TO THE EXTENT THAT THE GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER FROM SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OF A JUDGMENT, EXECUTION OR OTHERWISE), THE GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF HIS/HER OBLIGATIONS UNDER THIS GUARANTY.



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         17. WAIVER OF JURY TRIAL. NEITHER GUARANTOR NOR BANK, NOR ANY ASSIGNEE,
SUCCESSOR, HEIR OR PERSONAL REPRESENTATIVE OF GUARANTOR OR BANK SHALL SEEK A
JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF THIS NOTE, ANY RELATED AGREEMENT OR INSTRUMENT, ANY SECURITY FOR THE INDEBTEDNESS EVIDENCED HEREBY OR THE DEALINGS
OR THE RELATIONSHIP BETWEEN OR AMONG GUARANTOR OR BANK. NEITHER GUARANTOR NOR BANK WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY GUARANTOR AND BANK, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER GUARANTOR NOR BANK HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ONE ANOTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.


         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered as of the date first above written.


                                       COOKER RESTAURANT
                                       CORPORATION, an Ohio corporation

                                       By: ________________________________
                                           Name: __________________________
                                           Title: _________________________

                                       Address:
                                       5500 Village Boulevard
                                       West Palm Beach, FL 33407



STATE OF NEW YORK
                                     SS.:
COUNTY OF __________________________


         On the ___ day of ____________, 1997 before me came _______________, to me known, who, being duly sworn, did depose and say that he/she resides at __________ _____________________________; that he/she is of COOKER RESTAURANT
CORPORATION, the entity described in the foregoing instrument; and that her/she signed his/her name thereto in like order.

                                             _________________________________
                                                       Notary Public




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ACCEPTED BY:

THE CHASE MANHATTAN BANK, a
New York banking corporation


By: ________________________________
    Name: __________________________
    Title: _________________________



STATE OF NEW YORK
                                     SS.:
COUNTY OF _________________________


         On the ___ day of _____________, 1997 before me came _______________, to me known, who, being duly sworn, did depose and say that he/she resides at __________ _______________________________________; that he/she is of THE CHASE
MANHATTAN BANK, a New York banking corporation, the entity described in the foregoing instrument; and that her/she signed his/her name thereto in like order.


                                             _________________________________
                                                       Notary Public


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